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                                  December 31, 1998



Texstar Petroleum, Inc.
1000 Louisiana, Suite 3950
Houston, Texas  77002

Ladies and Gentlemen:

     This letter loan agreement (this "Agreement") confirms the mutual agreements between Texstar Petroleum, Inc., a Texas corporation ("Borrower") , and the persons listed in the attached Schedule I (such persons being collectively referred to herein as "Lenders" and individually as a "Lender"), in connection with a credit facility more fully described herein.

     Section 1. CREDIT FACILITY. Subject to the terms of this Agreement, each Lender agrees to lend and Borrower agrees to borrow certain amounts pursuant to the following terms and conditions (the "Credit Facility"):

          (a) NOTE: Borrower's obligation to repay the Credit Facility shall be evidenced by its execution of a promissory note of even date herewith, payable to the order of each Lender (herein called such Lender's "Note"), substantially in the form attached as Exhibit 1(a) hereto.

          (b)   CREDIT FACILITY AMOUNT:  $2,200,000 (the "Credit Facility
     Amount").

          (c) LOANS: Subject to the terms and conditions hereof, each Lender agrees to make a single advance to Borrower (herein called such Lender's "Loan") upon Borrower's request on or before December 31, 1998, provided that each Lender's advance shall not exceed the amount reflected on
     Schedule I for such Lender and the aggregate principal amount of Loans does not exceed the Credit Facility Amount. The amount of principal owing on any Lender's Note at any given time shall be the amount of such Lender's Note minus all payments of principal theretofore received by such Lender on such Note. Interest on each Note shall accrue and be due and payable as provided in this Agreement and in each Note. No portion of any Loan which has been repaid may be reborrowed. Each Note shall be due and payable as provided in this Agreement and in each Note and shall be due and payable in full on the Maturity Date.

          (d)   MATURITY DATE:  April 30, 1999 (the "Maturity Date").


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Texstar Petroleum, Inc.
December 31, 1998
Page 2

          (e) PURPOSE: To finance the acquisition of (1) the "Assigned Premises," as such term is defined in the draft furnished to the Lenders of that certain Recordation Notice and Memorandum of Term Assignment of Oil and Gas Lease(s), by and between Mobil Producing Texas & New Mexico Inc. ("Mobil") and Borrower (the "Notice and Memorandum") and (2) the "Contract Rights," as such term is defined in the draft furnished to the Lenders of that certain Assignment of Contract Rights (as herein called) by and between Mobil and Borrower, and to pay the arrangement fees described in
     Section 1(f) and the legal fees of Thompson & Knight, P.C. and Bracewell & Patterson, L.L.P. referenced in Section 9.

          (f)  ARRANGEMENT FEE AND OTHER AGREEMENTS:

               (1) Borrower shall pay to RP&C International, Inc. ("RP&C") and to EnCap Investments L.C. ("EnCap") arrangement fees in the amounts of $125,400 and $6,600, respectively, on the date hereof (and RP&C will use $120,000 of the amount of the fee so paid to it to make the Loan by it to Borrower hereunder).

               (2)  No later than 10 business days after the closing provided in
          Section 9, Borrower shall use its reasonable best efforts to cause Benz Energy Ltd., a corporation existing under the laws of the Yukon Territory and the sole shareholder of Borrower ("Benz Energy"), to issue to RP&C and to EnCap warrants to purchase Benz Shares (as defined below) in an aggregate amount equal to $220,000 divided by the Market Price (and such warrants shall be apportioned 95% to RP&C and 5% to EnCap, respectively). For purposes hereof:

                "Benz Shares" shall mean the common shares of Benz Energy, no par value, and any securities of Benz Energy for or into which such common shares are exchanged, reclassified or converted.

               "Market Price" shall mean the lesser of (x) the average of the last reported sales price for the Benz Shares for the 20 consecutive
          Trading Days immediately    preceding the date hereof or (y) the
          average of the last reported sales price for the Benz Shares for the 20 consecutive Trading Days immediately preceding the one year anniversary of the date hereof. The last reported sales price for each day shall be the last reported sales price for the Benz Shares on such date on the exchange on which the Benz Shares are primarily traded.

               "Trading Days" shall mean, with respect to the exchange on which the Benz Shares are primarily traded, the days on which such securities exchange is open for business.


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Texstar Petroleum, Inc.
December 31, 1998
Page 3


          The exercise price of the warrants shall be the Market Price and the exercise period of the warrants shall be for a three-year period commencing the date of the Notes. In lieu of issuing warrants as provided above, Borrower shall have the option of using its reasonable best efforts to cause Benz Energy to make (or, if requested by RP&C and EnCap, Borrower shall use its reasonable best efforts to cause Benz Energy to make) alternative arrangements satisfactory to RP&C and EnCap to provide them in substance with substantially the same economic rights or interests they would have otherwise received had they been issued the warrants as provided above (which alternative arrangements shall include "phantom warrants"). The form of the warrants or such alternative arrangements shall be in form and content reasonably satisfactory to RP&C and to EnCap.

               (3)  No later than 10 business days after the closing provided in
          Section 9, Texstar agrees to use its reasonable best efforts to cause Benz to amend those certain phantom warrants originally issued to RP&C on March 25, 1998, in connection with the issuance by Parent of up to $25,000,000 of convertible debentures on or about that date, to
          provide for an exercise price equal to the Market Price.   If for bona
          fide legal or other regulatory purposes, Benz is precluded from so amending such warrants (or if requested by RP&C), Texstar shall use its reasonable best efforts to cause Benz to make arrangements satisfactory to RP&C to provide RP&C in substance with substantially the same economic rights or interests it would have otherwise received had the warrants been amended as provided above (and such alternative arrangements shall be in form and content reasonably satisfactory to RP&C).

     Section 2. INTEREST RATE AND REPAYMENT TERM.

     (a)  INTEREST RATE.

          (1)   Subject to the provisions of paragraphs (2) and (3) of this
     Section 2(a), Borrower shall pay interest on the outstanding principal amount of each Note at the rate of 10% per annum. Accrued and unpaid interest on each Note shall be calculated on the basis of a 365-day year or 366-day year, as the case may be, and the actual number of days elapsed.

          (2) In the event that, and for so long as, any principal or interest owing under a Note is not paid when due, then and in any such event, all of the outstanding principal amount of each Note shall bear interest from such due date at the rate of 16% per annum.


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Texstar Petroleum, Inc.
December 31, 1998
Page 4

          (3) Notwithstanding anything contained herein or in any Note to the contrary, in no event shall the interest payable with respect to each Note exceed the Maximum Interest (as defined in each Note).

          (b) REPAYMENT TERMS. Accrued and unpaid interest on the outstanding principal amount of each Note shall be due and payable on February 1, 1999,
     and on the first day of each month thereafter.   The balance of unpaid
     principal and accrued and unpaid interest on each Note shall be due and payable on the Maturity Date.

     Section 3. OVERRIDING ROYALTY INTEREST AND NET PROFITS INTEREST.

          (a) OVERRIDING ROYALTY INTEREST. Subject to the terms and conditions hereof, Borrower agrees to convey to each Lender such Lender's Percentage Share (as defined below) of an overriding royalty interest equal to 50% of the Mobil Interest in and to the OOU Leases and the AMI Leases. The conveyance of each overriding royalty interest provided in the immediately preceding sentence shall be substantially in the form of the Conveyance of Overriding Royalty Interest attached hereto as Exhibit 3(a) in all material respects (the "Override Conveyance"), and the terms "Mobil Interest," "OOU Leases" and "AMI Leases" shall have the respective meanings assigned to them in the Override Conveyance. As used herein with respect to a Lender, the term "Percentage Share" shall mean a percentage derived by dividing the then outstanding principal amount of such Lender's Note (or Notes, if such Lender hereafter acquires a Note or Notes, or a portion thereof, of any other Lenders) by the Credit Facility Amount.

          (b)  NET PROFITS INTEREST.

               (1) If Borrower pays in full all of the Notes on or before the expiration of the two-month period commencing the date of the Notes, Borrower and each Lender agree to promptly execute and deliver that certain Reconveyance of Overriding Royalty Interest and Conveyance of Net Profits Interest substantially in the form of the instrument attached hereto as Exhibit 3(b) in all material respects (the "NPI Conveyance")(it being agreed, however, that each Lender shall be entitled to receive such Lender's Percentage Share of 6.40% of the net profits, if any, realized from the production of oil, gas and other minerals from the Subject Interests, calculated in the manner provided in the NPI Conveyance). The term "Subject Interests" shall have the meaning assigned to it in the NPI Conveyance.

               (2) If Borrower pays in full all of the Notes after the expiration of the two-month period commencing the date of the Notes but on or before the expiration of the four-month period commencing the date of the Notes, Borrower and each


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Texstar Petroleum, Inc.
December 31, 1998
Page 5

          Lender agree to promptly execute and deliver the NPI Conveyance (it being agreed, however, that each Lender shall be entitled to receive such Lender's Percentage Share of 7.75% of the net profits, if any, realized from the production of oil, gas and other minerals from the Subject Interests, calculated in the manner provided in the NPI Conveyance).

     Section 4. REPRESENTATION AND WARRANTIES. Borrower represents and warrants to each Lender that, as of the date hereof:

          (a) ORGANIZATION. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to transact business in all other jurisdictions where such qualification is necessary. Borrower is authorized to execute this Agreement, each Note, and all the other Loan Documents (hereinafter defined), and those documents or instruments, when executed and delivered will be valid and binding obligations of Borrower, enforceable in accordance with their terms (except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights) and do not violate the provisions of the Articles of Incorporation or Bylaws of Borrower, or any contract, agreement, law or regulation to which Borrower is subject.

          (b) FINANCIAL STATEMENTS. All financial statements of Borrower delivered by Borrower to any Lender are complete and correct and have been prepared in accordance with generally accepted accounting principles, consistently applied, and no material adverse change in the condition of Borrower, financial or otherwise, has occurred since the date of the most recent financial statements of Borrower delivered to Lenders.

          (c) INVESTMENTS, LIABILITIES AND LITIGATION. Borrower has not made any investments, warranties or advances or incurred any liabilities except
     (i) for investments in, guarantees of, or advances to other entities in the ordinary course of business and liabilities incurred in the ordinary course of business and (ii) as disclosed in the most recent financial statements of Borrower in Lenders' possession. Except as set forth in Exhibit 4(c), Borrower has no litigation and there is no legal or administrative proceeding, investigation or other action pending or, to the best knowledge of Borrower, threatened against or affecting Borrower which, in any case, involves the possibility of any judgment or liability not fully covered by insurance.

          (d) TITLE. Borrower has good title to its material assets and properties (including, without limitation, the Assigned Premises and the Contract Rights) free and clear of adverse claims, except as disclosed in the most recent financial statements of Borrower delivered to Lenders.


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Texstar Petroleum, Inc.
December 31, 1998
Page 6

          (e) TAX RETURNS. Borrower has filed all federal and state tax returns required to be filed as of the date of this Agreement and has paid all taxes or assessments related to said returns.

          (f) NO DEFAULT. Borrower is not, and after giving effect to the Loans made to Borrower under the Credit Facility will not be, in default in any respect under this Agreement, any other Loan Document, or any other contract, agreement, or instrument to which Borrower is a party or by which Borrower may be bound (except for defaults under that certain Credit Agreement dated October 9, 1997, as heretofore amended, among Borrower, as borrower, Benz Energy and Calibre Energy, L.L.C., as guarantors, and EnCap Energy Capital Fund III, L.P., as lender, as heretofore disclosed to EnCap), and Borrower is in compliance in all material respects with all applicable laws and regulations.

          (g) ERISA; MARGIN SECURITIES. No fact exists, including but not limited to any reportable event or prohibited transaction (as defined in the Employee Retirement Income Security Act of 1974, as amended "ERISA") which might constitute grounds for termination of any plan of Borrower or appointment of a trustee to administer such plan. Borrower does not own any "margin security" or "margin stock" as defined in Regulations G, U, or X of the Board of Governors of the Federal Reserve System.

          (h) PATENTS, ETC. Borrower has all patents, licenses, trademarks, franchises and the like necessary to conduct its business and is not aware of any conflict with the rights of others with respect thereto.

          (i) NO UNTRUE STATEMENTS. Neither this Agreement nor any other information furnished by Borrower to any Lender contains any untrue statement of a material fact or omits a material fact necessary to make the statements not misleading.

          (j) NUEVO LETTER OF INTENT. Borrower has not received any notice from Nuevo Energy Company ("Nuevo") terminating that certain letter of intent dated December 15, 1998, by and between Borrower, Benz Energy and Nuevo, nor have Nuevo, Borrower or Benz Energy amended or modified the terms of such letter of intent.

     Section 5. REPORTING REQUIREMENTS. Borrower will deliver the following reports to Lender:

          (a) QUARTERLY FINANCIAL STATEMENTS OF BORROWER: Within sixty (60) days after the last day of each calendar quarter, the balance sheet of Borrower as of the last day of such quarter and the statements of income, stockholders, equity and cash flow of Borrower for such quarter, certified by the chief financial officer of Borrower.


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Texstar Petroleum, Inc.
December 31, 1998
Page 7

          (b) QUARTERLY REPORTS: Simultaneously with the financial statements delivered pursuant to Section 5(a) above, a certificate of the chief financial officer of Borrower stating whether Borrower has kept and performed all covenants set forth in this Agreement and the other Loan Documents and, if Borrower has not, specifying the subject covenant and corrective action, if any, which may be taken by Borrower.

          (c) FINANCIAL STATEMENTS OF BENZ ENERGY: Within sixty (60) days after the last day of each calendar quarter, the balance sheet of Benz Energy (hereinafter defined) as of the last day of such quarter and the statements of income, stockholders, equity and cash flow of Benz Energy for such quarter, certified by the chief financial officer of Benz Energy, and within one hundred (120) days after the last day of each calendar year, the balance sheet of Benz Energy as of the last day of such year and the statements of income, stockholders' equity and cash flow of Benz Energy for such year, certified without qualification by independent certified public accountants acceptable to Lenders.

          (d) NOTICE OF DEFAULT: Within three (3) days after the occurrence of a default, or an event which with the giving of notice, the passage of time, or both, would constitute a default under (1) this Agreement or (2) any other material agreement to which Borrower or Benz Energy is a party, notice of such default (or event) together with Borrower's or Benz Energy's plans to correct such default.

          (g) NOTICE OF LIABILITIES: Within five (5) days of notice thereof, written notice of any liability outside the ordinary course of business (whether actual or contingent) in which the liability or claimed liability of Borrower or Benz Energy is greater than $100,000.00.

          (h) OTHER INFORMATION: Such other information as any Lender may reasonably request from time to time.

     Section 6. COVENANTS.

          (a) COMPLIANCE AND PERFORMANCE. Borrower will comply in all material respects with all statutes and governmental regulations and will pay all taxes, assessments, governmental charges, claims for labor and the like. Borrower will maintain its existence as a Texas corporation and will remain qualified to do business in all jurisdictions in which it is required to be qualified and will maintain its properties in good and workable condition at all times (ordinary wear and tear excepted). Borrower will perform all obligations under this Agreement, and under all indentures, agreements, and contracts by which Borrower is bound. Borrower will maintain with financially sound and reputable insurers acceptable to Lenders, insurance with respect to its properties and business against such liabilities, casualties, risks and contingencies as is customary for its business naming Lenders as loss


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Texstar Petroleum, Inc.
December 31, 1998
Page 8

     payee with respect to any insurance covering collateral securing the loans hereunder, and will, upon Lenders' request, provide satisfactory evidence of such insurance. While any Loan is outstanding and upon Lenders' request, Borrower will provide Lenders and/or Lenders' representatives access to Borrower's books, records and properties at such times during ordinary business hours as Lender may request.

          (b) PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein,(ii) all reasonable third party costs and expenses incurred by or on behalf of any Lender (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto,(2) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document,(3) the borrowings hereunder and other action reasonably required in the course of administration hereof,(4) monitoring or confirming (or preparation or negotiation of any document related to) Borrower's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (iii) all reasonable costs and expenses incurred by or on behalf of any Lender (including attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section) or the defense of any Lender's exercise of its rights thereunder. In addition to the foregoing, until all amounts owed by Borrower under this Agreement have been paid in full, Borrower will also pay or reimburse each Lender for all reasonable out-of-pocket costs and expenses of each Lender or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of each Lender, including travel and miscellaneous expenses and fees and expenses of any Lender's outside counsel, reserve engineers and consultants engaged in connection with the Loan Documents.

          (c) SECURITY. The Notes and the other indebtedness hereunder shall be secured by (1) a first and prior lien on certain oil and gas properties of Borrower described more particularly in that certain Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement from Borrower , as mortgagor, to Robert L. Zorich, Trustee, and Perry Limited, et al, as lenders (which Deed of Trust is to be delivered at closing as provided in Section 9) and (2) a junior lien on certain oil and gas properties of Borrower described more particularly in that certain Junior Deed of Trust, Mortgage, Assignment,


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Texstar Petroleum, Inc.
December 31, 1998
Page 9

     Security Agreement, Fixture Filing and Financing Statement from Borrower, as mortgagor, to Robert L. Zorich, Trustee, and Perry Limited, et al, as lenders (which Junior Deed of Trust is to be delivered at closing as provided in Section 9) or any other properties from time to time specified by a Majority in Interest of the Lenders (collectively, the "Mortgaged Property").

          (d) MOBIL DOCUMENTS. The Notice and Memorandum and the Assignment of Contract Rights executed and delivered by Borrower will be substantially in the form of the final draft of such documents furnished to Lenders and their respective counsel.

          (e) LEGAL OPINIONS OF COUNSEL TO BENZ ENERGY. Borrower will use its reasonable best efforts to cause to be delivered to Lenders within 10 business days after the closing provided in Section 9 a favorable opinion or opinions of counsel to Benz Energy, which counsel and opinion(s) shall be reasonably acceptable to RP&C and to EnCap.

          (f) SEISMIC AGREEMENT. Unless Borrower has first received the prior written consent of a Majority in Interest of the Lenders, Borrower will not
     (1) agree to any alteration, amendment or modification of that certain Agreement dated _______, 1997, by and between Amoco Production Company, Mobil Exploration & Producing U.S. Inc., as agent for Mobil Producing Texas & New Mexico, Inc., Texaco ______ and Cheyenne Petroleum Company, as amended (the "3D Agreement"), if such alteration, amendment or modification adversely affects Borrower or Lenders, or (2) waive any of its material rights thereunder.

     Section 7. INDEMNITY. Borrower agrees to indemnify each Lender, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Lender growing out of, resulting from or in any other way associated with any of the Mortgaged Property (as herein defined), the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any environmental laws by any Lender or any other person or any liabilities or duties of any or any Lender or any other person with respect to hazardous materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR

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Texstar Petroleum, Inc.
December 31, 1998
Page 10

THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER,

provided only that no Lender shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any person (including Borrower or any of its affiliates) ever alleges such gross negligence or willful misconduct by any Lender, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender" shall refer not only to each person designated as such herein but also to each director, officer, trustee, agent, attorney, employee, representative and affiliate of such persons.

     Section 8. DEFAULT AND REMEDIES. It shall constitute an event of default hereunder if (a) Borrower fails to make when due any payment on any Note or on any other indebtedness hereunder, (b) Borrower fails to comply with any provision of Section 5 or 6 hereof and, except for Section 6(e), such violation remains uncured for a period of thirty (30) days, (c) Borrower fails to perform any of its other agreements contained herein and such violation remains uncured for a period of forty-five (45) days, (d) Borrower defaults under the terms or provisions of any other Loan Document or any other agreement, instrument or document executed in connection with or as security for the Credit Facility, (e) any representation or warranty of Borrower or Benz Energy proves to have been untrue in any material respect when made, (f) any petition in bankruptcy is filed by Borrower or Benz Energy, or any order granting relief under any bankruptcy or receivership law is filed with respect to Borrower or Benz Energy, (g) Borrower or Benz Energy permits a final, non-appealable monetary judgment against it in excess of $100,000 to remain undischarged for a period in excess of thirty (30) days, (h) Borrower or Benz Energy dissolves, (i) a Material Adverse Change (as defined below) occurs with respect to either Borrower or Benz Energy, (j) Benz Energy ceases to own 100% of the issued and outstanding capital stock of Borrower, (k) Borrower or Benz Energy defaults under the terms of that certain General Agreement for Acquisition of Geophysical Data (Onshore) dated October 5, 1998, by and between Western Geophysical and Benz Energy, as amended, modified or supplemented, or (l) after the expiration of the four-month period commencing the date of the Notes, an "Event of Default" occurs (as defined in that certain Credit Agreement dated October 9, 1997, as from time to time amended, supplemented or restated, among Borrower, as borrower, Benz and Calibre Energy, L.L.C., as guarantors, and EnCap Energy Capital Fund III, L.P., as lender). Upon the occurrence of an event of default specified in clause (f) above, immediately, and upon the occurrence of any other event of default hereunder at the option of a Majority in Interest of the Lenders (as defined below), without notice to Borrower or any other

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Texstar Petroleum, Inc.
December 31, 1998
Page 11

person, all indebtedness of Borrower to Lenders shall be immediately due and payable and Lenders may take any other actions as may be permitted by this Agreement, any other Loan Document or any other document or instrument evidencing or securing the Credit Facility. Borrower expressly waives presentment, demand, protest, notice of protest, or other notice of dishonor of any kind including, without limitation, notice of intent to accelerate the maturity of the Notes and other indebtedness hereunder and notice of acceleration of the maturity of the Notes and other indebtedness hereunder. As used above, (1) the term "Material Adverse Change" shall mean (i) a material adverse change in the business, assets, financial condition or results of operations of Borrower or Benz Energy (as applicable) or (ii) a material adverse effect on Borrower's or Benz Energy's (as applicable) ability to perform its obligations under this Agreement or any other Loan Document, and (2) the term "Majority in Interest of the Lenders" shall mean those Lenders whose aggregate Percentage Shares equal or exceed 51%.

     Section 9. CLOSING. The initial funding of the Credit Facility shall be subject to the payment upon execution hereof of all legal fees and expenses incurred by Thompson & Knight, P.C., counsel to EnCap, and Bracewell & Patterson, L.L.P., counsel to RP&C, in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents, as well as the receipt by each Lender of the following documents, instruments and certificates (collectively, the "Loan Documents"), each of which shall be satisfactory in form and substance to Lenders and their counsel:

          (a)  a copy of this Agreement executed by Borrower;

          (b)  each Note executed by Borrower;

          (c) the Mortgages, Collateral Assignments, Security Agreements and Financing Statements covering the Mortgaged Property;

          (d) all financing statements or amendments thereto requested by Lenders, executed by Borrower;

          (e) a copy of the Put/Call Agreement executed by Benz Energy substantially in the form of the instrument attached hereto as Exhibit 9(e) in all material respects;

          (f) certificate of the Secretary of Borrower, certifying as to the Articles of Incorporation and Bylaws of Borrower, resolutions of the board of directors of Borrower, and the signatures of authorized officers of Borrower;

          (g)  resolutions of the board of directors of Borrower;

Texstar Petroleum, Inc.
December 31, 1998
Page 12

          (h) a Certificate of Existence issued by the Secretary of State of Texas with respect to Borrower;

          (i) Certification of Account Status issued by the Comptroller of Public Accounts of the State of Texas with respect to Borrower;

          (j) a Lien Subordination Agreement and Consent substantially in the form attached hereto as Exhibit 9(j) in all material respects executed by the parties thereto;

          (k) an opinion of counsel to Borrower reasonably acceptable to Lenders' counsel;

          (l) certificate of the Secretary of Benz Energy, certifying as to the Articles of Incorporation and Bylaws of Benz Energy, resolutions of the board of directors of Benz Energy, and the signatures of authorized officers of Benz Energy;

          (m)  resolutions of the board of directors of Benz Energy;

          (n) such other documents and instruments as may be reasonably requested by any Lender or its counsel.

     Section 10. DISCLOSURE. Any additions or exceptions applicable to the terms of this Agreement, the covenants, representations and warranties of Borrower herein or with respect to the acquisition of the Assigned Premises shall only be those disclosed in writing to Lenders prior to or concurrently with the execution hereof.

     Section 11.    MISCELLANEOUS.

          (a) NOTICES. All notices or other communications hereunder (including, without limitation, any notice of default) shall be in writing, and shall be deemed sufficiently given or furnished if delivered by personal delivery , by telecopy or telex, by delivery service with proof of delivery, or by registered or certified mail to the address set forth on the signature page of this Agreement. Any party hereto may, by proper written notice hereunder to the other party, change the address to which notices shall thereafter be sent.

          (b) SUCCESSORS AND ASSIGNS. All covenants and agreements herein contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

Texstar Petroleum, Inc.
December 31, 1998
Page 13

          (c) RENEWALS AND EXTENSIONS. All provisions of this Agreement shall apply with equal force and effect to each and all renewals and extensions, in whole or in part, of the Notes or the Credit Facility.

          (d) USURY SAVINGS CLAUSE. Nothing contained in this Agreement or in any of the other Loan Documents shall be construed to obligate Borrower, under any circumstances whatsoever, to pay interest in excess of the maximum non-usurious interest rate applicable to Borrower. In the event that any sums received from Borrower are at any time under applicable law deemed to be in excess of the maximum non-usurious amount Lender could collect under applicable usury law, the effective rate of interest on the loans hereunder shall be reduced to and be the maximum non-usurious interest rate permitted under applicable law and Borrower and all sureties, endorsers and guarantors shall accept as their sole remedy under such circumstances either the return of any sums of interest which may have been collected and which produced a rate of interest in excess of the applicable maximum non-usurious interest rate or the application of those sums as a credit against the unpaid principal amount of the loan, whichever remedy may be elected by Lender.

          (e) HEADINGS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

          (f) NO WAIVER; REMEDIES CUMULATIVE. No course of dealing on the part of any Lender or its members, managers, shareholders, directors, or employees, or any failure or delay by Lenders with respect to exercising any right, power or privilege of Lenders under this Agreement or any other Loan Document shall operate as a waiver thereof. The rights and remedies of Lenders under this Agreement and the other Loan Documents shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

          (g) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF ENGLAND AND WALES, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          (h) INVALID PROVISIONS. In the event any one or more of the provisions contained in this Agreement or any of the other Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the other Loan Documents. Furthermore, in lieu of such invalid, illegal or unenforceable provision, there shall

Texstar Petroleum, Inc.
December 31, 1998
Page 14

     automatically be added a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and as may be valid, legal and enforceable.

          (i) LENDER ASSIGNMENTS. Any Lender may at any time at its own expense sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of to any person or entity all of its interest, rights and obligations under this Agreement and the other Loan Documents.

     Section 12. ENTIRE AGREEMENT. THIS WRITTEN LOAN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Texstar Petroleum, Inc.
December 31, 1998
Page 15

     If this evidences your understanding of the agreements herein, please execute in the space provided.

                              Sincerely,

                              PERRY LIMITED

                              By:  RP&C INTERNATIONAL LIMITED,
                                   Attorney-in-Fact

                              By: /s/ David P. Quint
                                 ------------------------------------
                              Name: David P. Quint
                              Title:  Chief Executive Officer

                              Address for Notice:

                              c/o RP&C International Limited
                              56 Green Street
                              London W1Y 3RH
                              England
                              Attention:  David P. Quint
                              Fax No.:  44 171 491 9081
                                        -------------------

                              SREEDESWAR, INC.

                              By:  RP&C INTERNATIONAL LIMITED,
                                   Attorney-in-Fact

                              By: /s/ David P. Quint
                                 ------------------------------------
                              Name: David P. Quint
                              Title:  Chief Executive Officer

                              Address for Notice:

                              c/o RP&C International Limited
                              56 Green Street
                              London W1Y 3RH
                              England
                              Attention:  David P. Quint
                              Fax No.:  44 171 491 9081
                                        -------------------

Texstar Petroleum, Inc.
December 31, 1998
Page 16

                              DALWORTH CAPITAL

                              By:  RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                              By: /s/ David P. Quint
                                 ------------------------------------
                              Name: David P. Quint
                              Title:  Chief Executive Officer

                              Address for Notice:

                              c/o RP&C International Limited
                              56 Green Street
                              London W1Y 3RH
                              England
                              Attention:  David P. Quint
                              Fax No.:  44 171 491 9081
                                        -------------------
                              James Ladner

                              By:  RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                              By: /s/ David P. Quint
                                 ------------------------------------
                              Name: David P. Quint
                              Title:  Chief Executive Officer

                              Address for Notice:

                              c/o RP&C International Limited
                              56 Green Street
                              London W1Y 3RH
                              England
                              Attention:  David P. Quint
                              Fax No.:  44 171 491 9081
                                        -------------------

Texstar Petroleum, Inc.
December 31, 1998
Page 17

                              RP&C INTERNATIONAL LIMITED

                              By: /s/ David P. Quint
                                 ------------------------------------
                              Name: David P. Quint
                              Title:  Chief Executive Officer

                              Address for Notice:

                              56 Green Street
                              London W1Y 3RH
                              England
                              Attention:  David P. Quint
                              Fax No.:  44 171 491 9081
                                        -------------------


                              ENERGY CAPITAL INVESTMENT COMPANY
                              PLC

                              By: /s/ Robert L. Zorich
                                 -------------------------------------
                              Name:  Robert L. Zorich
                              Title:  Authorized Representative

                              Address for Notice:

                              1100 Louisiana, Suite 3150
                              Houston, Texas  77002
                              Attention:  Robert L. Zorich
                              Fax No.:  713-659-6130

Texstar Petroleum, Inc.
December 31, 1998
Page 18



ACCEPTED AND AGREED TO:

TEXSTAR PETROLEUM, INC.

By: /s/ Todd Grabois
   ------------------------------
     Name: Todd Grabois
     Title: Vice President

Address for Notice:

1000 Louisiana
Suite 3950
Houston, Texas  77002
Attention:  Prentis B. Tomlinson, Jr.
Fax No.:  713-739-8402

                                  SCHEDULE I



                    LENDER                             LOAN AMOUNT
--------------------------------------------------   ---------------
Perry Limited, a Guernsey Corporation                $ 1,000,000.00

Sreedeswar, Inc., a Panamanian Corporation           $   880,000.00

Dalworth Capital, a Channel Islands Corporation      $    50,000.00

James Ladner                                         $    50,000.00

RP&C International Limited                           $   120,000.00

Energy Capital Investment Company PLC                $   100,000.00


                              PUT/CALL AGREEMENT

     THIS PUT/CALL AGREEMENT (this "AGREEMENT") is made and entered into this 31st day of December, 1998, by and among Benz Energy Ltd., a corporation existing under the laws of the Yukon Territory ("PARENT"), and the persons listed on SCHEDULE I attached hereto ("LENDERS").

                                   RECITALS:

     A. Parent is the owner of 100% of the issued and outstanding shares of capital stock in Texstar Petroleum, Inc., a Texas corporation ("SUB").

     B. Sub, as borrower, and certain of the Lenders, have entered into that certain letter loan agreement dated as of even date herewith (the "CREDIT AGREEMENT), whereby the Lenders have agreed to make loans to Sub in an aggregate principal amount equal to $2,200,000 on the terms and conditions set forth therein.

     C. In connection with the loans contemplated by, and subject to the terms and conditions of, the Credit Agreement, Sub will convey and assign to each Lender a net profits overriding royalty interests in certain properties of Sub pursuant to a "NPI Conveyance" (as such term is defined in the Credit Agreement). Each net profits overriding royalty interest so conveyed and assigned by Sub to a Lender under the Credit Agreement shall be herein called a "NPI").

     D. The parties hereto deem it in their mutual best interests to set forth the terms and conditions whereby (i) each Lender shall have the right to "put" a NPI to Parent in exchange for common shares of Parent plus a warrant to purchase common shares of Parent and (ii) Parent has the right to "call" the NPIs in exchange for cash (or, if requested by a Lender, common shares of Parent) plus warrants to purchase common shares of Parent.

                                    AGREEMENT:

     NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual agreements contained herein, the sufficiency of which is hereby acknowledged and confirmed, the parties hereto, intending to be legally bound hereby, agree as follows:

     SECTION 1.  DEFINED TERMS AND REFERENCES.

     (a) The following terms shall have the respective meanings assigned to them below or in the sections, subsections, subdivisions or other parts of this Agreement referred to below:

          "ADJUSTED PV-10 VALUE" shall mean, with respect to a NPI, the pre-income tax value of projected net revenues (U.S. Dollars) from the Subject Properties attributable to such NPI as set forth in the Subject Reserve Report, based upon the following:

          (i)   a discount rate of 10% per annum;

          (ii) projected NYMEX two-year forward strip prices for Henry Hub gas and West Texas intermediate crude oil, respectively, as published in the WALL STREET JOURNAL, adjusted for historical pricing differentials between such NYMEX prices and actual realizations;

          (iii) projected capital costs with respect to which the NPI is to be charged;

          (iv) projected lease operating expenses and production taxes derived from or consistent with those actually incurred by Sub; and

          (v)   utilization of Proved Reserves only.

     Upon the expiration of the two-year NYMEX pricing period referenced in PARAGRAPH (ii) above, both commodity prices and lease operating expenses and production taxes shall be escalated at 3% per annum.

          "AGREEMENT" shall mean this Agreement, as hereafter amended or modified in accordance with the terms hereof.

          "CALL NOTICE" shall have the meaning assigned to it in SECTION 3.

          "CREDIT AGREEMENT" shall have the meaning assigned to it in PARAGRAPH B of the Recitals hereto.

          "EXCHANGE PRICE" shall mean the lessor of (i) the average of the last reported sales price for the Parent Shares for the 20 consecutive Trading Days immediately preceding the date hereof or (ii) the average of the last reported sales price for the Parent Shares for the 20 consecutive Trading Days immediately preceding the earlier of (x) the date the put right or the warrants issued hereunder are exercised or (y) the one year anniversary of the date hereof. The last reported sales price for each day shall be the last reported sales price for the Parent Shares on such date on the exchange on which the Parent Shares are primarily traded.

          "MAJORITY IN INTEREST OF THE LENDERS" shall have the meaning assigned to it in the Credit Agreement.

          "NET PROFITS SHARE" shall mean, when used with respect to a Lender, such Lender's respective undivided percentage interest assigned to the Lenders under the Override Conveyance (as defined in the Credit Agreement).

          "NPI" shall have the meaning assigned to it in PARAGRAPH C of the Recitals hereto.

          "PARENT" shall have the meaning assigned to it in the introductory paragraph of this Agreement.

          "PARENT SHARES" shall mean the common shares of Parent, no par value, and any securities of Parent for or into which such common shares are exchanged, reclassified or converted.

          "PERCENTAGE SHARE" shall have the meaning assigned to it in the Credit Agreement.

          "PROVED RESERVES" shall have the meaning assigned to such term in the Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successors) as in effect from time to time.

          "PUT EFFECTIVE DATE" shall mean the first day of the month during which Parent receives a Put Notice.

          "PUT NOTICE" shall have the meaning assigned to it in SECTION 2.

          "SUB" shall have the meaning assigned to it in PARAGRAPH A of the Recitals hereto.

          "SUBJECT PROPERTIES" shall mean, with respect to a NPI, the subject oil, gas and mineral properties which such NPI burdens.

          "SUBJECT RESERVE REPORT" shall mean an engineering report prepared by Ryder Scott Company or such other independent petroleum engineer mutually agreed upon in good faith by Parent and a Majority in Interest of the Lenders with an effective date as of the Put Effective Date.

          "TRADING DAYS" shall mean, with respect to the exchange on which the Parent Shares are primarily traded, the days on which such securities exchange is open for business.

          "VSE APPROVAL" shall mean the approval of the Vancouver Stock Exchange to the transactions contemplated under this Agreement.

          "WARRANTS" shall mean the warrants issued by Parent under the terms of either SECTION 2 or SECTION 3.

          "WARRANT SHARES" shall mean the Parent Shares issued upon exercise of the Warrants.

     (b) All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.

     (c) Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

     (d) The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

     (e) Words in the singular form shall be construed to include the plural and VICE VERSA, unless the context otherwise requires.

     (f) Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

     (g) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

     (h) Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

     (i) The word "or" is not exclusive and the word "includes" and its derivatives shall mean "includes, but is not limited to" and corresponding derivative expressions.

     (j) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

     (k)  All references herein to "$" or "dollars" shall refer to U.S.
Dollars.

     SECTION 2.  PUT RIGHT.

     (a) Subject to the terms and provisions hereof, each Lender shall have the right to convey and assign its NPI to Parent, and Parent shall have the obligation to purchase such NPI from such Lender, in exchange for Parent Shares and a warrant to purchase Parent Shares determined as provided in SUBSECTIONS (b) and (c) below.

     (b) The number of Parent Shares to be issued by Parent to a Lender electing to exercise its rights under this SECTION 2 (in this SUBSECTION, an "ELECTING LENDER") shall be equal to the greater of A or B, where:

     "A" = C divided by D, with "C" equal to the Electing Lender's Net
     Profits Share multiplied by $1,100,000, and with "D" equal to the Exchange Price; and

     "B" = E divided by F, with "E" equal to the Adjusted PV-10 Value of the Electing Lender's NPI as of the Put Effective Date, and with "F" equal to the Exchange Price.

     (c) Parent shall issue to an Electing Lender a warrant substantially in the form of EXHIBIT 2(c) hereto in all material respects, subject to the following;

          (i) The number of Parent Shares to be acquired upon the exercise of the warrant shall equal the number of Parent Shares issued by Parent to such Electing Lender under SUBSECTION (b) above.

          (ii)  The exercise price of the warrant shall equal the Exchange
     Price.

          (iii) The exercise period of the warrant shall be for a three-year period commencing the date the warrant is issued.

     (d) To exercise its put right under this SECTION 2, a Lender must give notice of its election to Parent (the "PUT NOTICE") on or before the expiration of the two-year period commencing the date hereof.

     (e) In connection with a put under this SECTION 2, Parent agrees that it will cause a Subject Reserve Report to be prepared or updated as promptly as possible after receipt by it of a Put Notice, but in no event later than 30 days after receipt by it of a Put Notice. Thereafter, Parent agrees that it will cause a determination of the Adjusted PV-10 Value as promptly as possible, but in no event later than 60 days after receipt by it of a Put Notice.

     SECTION 3.  PARENT CALL

     (a) Subject to the terms and provisions hereof and provided that the Loans (as defined in the Credit Agreement) have been paid in full, Parent shall have the right to purchase from each Lender its NPI, and each Lender shall have the obligation to convey and assign its NPI to Parent, in exchange for cash and a warrant to purchase Parent Shares determined as provided in SUBSECTION (b) and (c) below.

     (b) The amount of cash to be paid by Parent to a Lender in the event Parent exercises its call right under this SECTION 3 shall be equal to $1,100,000 multiplied by such Lender's Net Profits Share.

     (c) Parent shall issue to a Lender a warrant substantially in the form of EXHIBIT 2(c) hereto in all material respects, subject to the following:

          (i) The number of Parent Shares to be acquired upon the exercise of the warrant shall be equal to $1,100,000 divided by the Exchange Price.

          (ii)  The exercise price of the warrant shall equal the Exchange
     Price.

          (iii) The exercise period of the warrant shall be for a three-year period commencing the date the warrant is issued.

     (d) To exercise its call right under this SECTION 3, Parent must give notice of its election to Lenders (the "CALL NOTICE") on or before the expiration of the one-year period commencing the date hereof. Without limiting the foregoing, it is specifically agreed that Parent must exercise its call right under this SECTION 3 with respect to all of the NPIs.

     (e) Notwithstanding the foregoing or anything else herein to the contrary, any given Lender may elect (as to itself) to receive Parent Shares in lieu of the cash consideration provided in SECTION 3(b). The number of Parent Shares to be issued to a Lender that elects the option provided in the preceding sentence shall be equal to (i) the cash consideration that such Lender would otherwise receive under SECTION 3(b) divided by (ii) the Exchange Price.

     SECTION 4. CLOSING OF A PUT/CALL TRANSACTION. If a Lender exercises a put right under SECTION 2 or Parent exercise its call right under SECTION 3, the parties involved shall consummate the transaction contemplated by such put or call (in this SECTION 4, a "SUBJECT TRANSACTION"), as applicable, as follows:

     (a) The closing of a Subject Transaction shall take place at the offices of Parent, at its address for notices under SECTION 7, at 10:00 a.m. (local time) on (i) in the instance of a Subject Transaction arising under
SECTION 2, the fifth business day after the date on which the Adjusted PV-10 Value of the NPI(s) to be purchased and sold has been determined, (ii) in the instance of a Subject Transaction arising under SECTION 3, the tenth business day after receipt of the Call Notice, or (in either event) at such other time and place as shall be mutually agreed upon by the parties to the Subject Transaction.

     (b) At the closing of a Subject Transaction, (i) a Lender that is a party thereto shall execute an assignment of that portion of the NPI to be transferred and assigned to Parent or a designee of Parent (which assignment shall be reasonably customary in form and content and reasonably acceptable to Parent); (ii) Parent shall deliver stock certificate(s) representing the Parent Shares to be transferred and assigned to such Lender and a warrant as provided in SECTION 2(c) (in the instance of a Subject Transaction arising under SECTION 2); (iii) Parent shall wire transfer immediately available funds to an account or accounts designated by a Lender and shall deliver a warrant as provided in SECTION 3(c) (in the instance of a Subject Transaction arising under SECTION 3); and (iv) Parent shall deliver a certificate or instrument in form and content reasonably satisfactory to a Lender and executed by Parent to the effect the representations and warranties of Parent contained in SECTION 5 are true and correct on as of the date of the closing.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to the Lenders as follows:

     (a) Parent is an entity duly organized or formed and in good standing under the laws of the jurisdiction of its formation. Parent has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve or terminate Parent are pending.

     (b) Except for VSE Approval, Parent has full power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by Parent of this Agreement, and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes, and each other agreement, instrument, or document executed or to be executed by Parent in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by Parent and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Parent, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     (c) The execution, delivery, and performance by Parent of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of the charter or other governing instruments of Parent, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Parent is a party or by which Parent or any of its properties may be bound, (iii) result in the creation or imposition of any lien or other encumbrance upon the properties of Parent, or (iv) violate any applicable law, rule or regulation binding upon Parent.

     (d) Except for VSE Approval, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Parent in connection with the execution, delivery, or performance by Parent of this Agreement or the consummation by it of the transactions contemplated hereby.

     (e) No suit, action or other proceeding is pending before any court or governmental agency to which Parent is a party and which might materially hinder or impede the ability of Parent to perform its obligations hereunder.

     (f) The Parent Shares and the Warrants and the Warrant Shares which may be issued hereunder and thereunder have been duly authorized. Upon issuance of any Parent Shares hereunder (including the Warrant Shares), such Parent Shares will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, pledges, encumbrances, equities and claims whatsoever.

     (g) Parent is current in its obligations to file all periodic reports and proxy statements with all applicable securities commission required to be filed under applicable Canadian securities laws, as amended, and applicable rules and regulations promulgated thereunder. Parent's press releases, material change reports, financial statements, proxy materials and other continuous disclosure documents required to be filed under applicable Canadian securities laws do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 6. NO COMMISSIONS OWED. Parent agrees to indemnify and hold harmless each Lender (and its affiliates, and its and their respective officers, directors, employees, attorneys, contractors and agents) from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, courts costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Parent with any broker or finder in connection with this Agreement or the transactions contemplated hereby. Each Lender severally (and not jointly or jointly and severally) agrees to indemnify and hold harmless Parent (and its officers, directors, employees, attorneys, contractors and agents) from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, it with any broker or finder in connection with this Agreement or the transactions contemplated hereby.

     SECTION 7. NOTICES. All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, be recognized commercial courier or delivery service which provides a receipt, by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:


     IF TO PARENT:

     1000 Louisiana
     Suite 3950
     Houston, Texas 77002
     Attention: Prentis B. Tomlinson, Jr.
     Telecopier No.: (713)739-8402

     IF TO A LENDER:

     at the address provided for such Lender in the Credit Agreement (provided, that any notice to EnCap Energy Capital Fund III, L.P.,
     EnCap Energy Acquisition III-B, Inc. and BOCP Energy Partners, Ltd. shall be sent to the same address as Energy Capital Investment
     Company PLC)
and shall be considered delivered on the date of receipt. Any Lender may change its address for notice purposes by giving notice to Parent in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address. Parent may change its address for notice purposes by giving notice to Lenders in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address.

     SECTION 8. SURVIVAL OF PROVISIONS. All representations, warranties and covenants made by each party hereto in this Agreement or any other document contemplated hereby shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement or such other document, regardless of any investigation made by or on behalf of any such party.

     SECTION 9. COSTS OF ENFORCEMENT. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses in addition to any other relief to which such party may be entitled.

     SECTION 10. ENTIRE AGREEMENT. This Agreement and the other documents contemplated hereunder contain the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter.

     SECTION 11. AMENDMENTS. This Agreement may be amended, modified, supplemented, restated or discharged only by an instrument in writing signed by Parent and those Lenders whose aggregate Percentage Shares equal or exceed 95%.

     SECTION 12. NO WAIVER. The failure of any party hereto to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     SECTION 13. CHOICE OF LAW. Without regard to principles of conflicts of law, this Agreement shall be construed and enforced in accordance with and governed by the laws of England and Wales.

     SECTION 14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Parent may not assign its rights and duties hereunder without the prior written consent of those Lenders whose aggregate Percentage Shares equal or exceed 95%.

     SECTION 15. SPECIFIC PERFORMANCE. The parties hereto recognize that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any nonbreaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages.

     SECTION 16. ARBITRATION. Any dispute arising out of or relating to this Agreement or incident to the transactions contemplated hereby or the breach, inaccuracy, termination or validity hereof or otherwise arising out of or relating to the transactions contemplated hereby, shall be determined by binding arbitration in accordance with the then current Commercial Arbitration Rules of the (United States) American Arbitration Association. If a single neutral arbitrator cannot be agreed upon within 30 calendar days after a dispute has arisen which is to be decided by arbitration, the arbitration shall be conducted by a panel of three neutral arbitrators. Otherwise, the arbitration shall be conducted by a single neutral arbitrator. The parties shall endeavor to select neutral arbitrators by mutual agreement. If such agreement cannot be reached within 30 calendar days after a dispute has arisen which is to be decided by arbitration, each party shall select its own neutral arbitrator within 15 days of the expiration of such 30-day period and the two neutral arbitrators so selected shall select a third neutral arbitrator within 10 days of the expiration of such 15-day period. The 3 persons thus selected shall be the arbitrators for such arbitration. If three arbitrators are selected, the arbitrators shall elect a chairperson to preside at all meetings and hearings. If a dispute is to be resolved by a sole arbitrator in accordance with the terms hereof, or if the dispute is to be resolved by a panel of three arbitrators as provided hereinabove, then such sole arbitrator or the chairperson of such panel, as the case may be, shall be a member of a state bar engaged in the practice of law in the United States or a retired member of a state or the federal judiciary in the United States. The award of the arbitrator(s) shall require a majority of the arbitrators in the case of a panel of arbitrators, shall be in writing and reasoned, shall be based on the evidence admitted and the substantive law of England and Wales and shall contain an award for each issue and counterclaim. The award shall be made within 30 days following the close of the final hearing and the filing of any post hearing briefs authorized by the arbitrator(s). The award of the arbitrator(s) shall be final and binding on the parties hereto and the subject matter. Judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction. The place of arbitration shall be in Houston, Texas. Each party shall be entitled to inspect and obtain a copy of relevant documents in the possession or control of the other party and to take depositions of the other parties' employees, agents, representatives and witnesses (including expert witnesses). All such discovery shall be in accordance with procedures approved by the arbitrator(s). Unless otherwise provided in the award, each party shall bear its own costs of discovery. All discovery shall be expedited, consistent with the nature and complexity of the claim or dispute and consistent with fairness and justice. The arbitrator(s) shall have the power to compel any party to comply with discovery requests of the other parties and to issue binding orders relating to any discovery dispute which shall be enforceable in the same manner as awards. The arbitrator(s) also shall have the power to impose sanctions for abuse or frustration of the arbitration process, including without limitation, the refusal to comply with orders of the arbitrator(s) relating to discovery and compliance with subpoenas. Each of the parties hereto hereby irrevocably submits to the jurisdiction of the courts of the State of Texas for entry of any arbitration decision or to obtain any preliminary relief which may be necessary and hereby consents to the enforcement by such courts of any award rendered in such arbitration.

     SECTION 17. VSE APPROVAL. Parent agrees to use its best efforts to obtain VSE Approval as promptly as possible after the execution and delivery of this Agreement, but in any event within 45 days after the execution and delivery of this Agreement.

     SECTION 18. COUNTERPARTS. This Agreement may be executed in multiple counterparts, with each such counterpart constituting an original and all of such counterparts constituting but one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.


                                BENZ ENERGY LTD.

                                By: /s/ Todd Grabois
                                   -------------------------------
                                Name: Todd Grabois
                                Title: Vice President


                                PERRY LIMITED

                                By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                                By:
                                   -------------------------------
                                Name: David P. Quint
                                Title: Chief Executive Officer


                                SREEDESWAR, INC.

                                By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                                By:
                                   -------------------------------
                                Name: David P. Quint
                                Title: Chief Executive Officer


                                DALWORTH CAPITAL

                                By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                                By:
                                   -------------------------------
                                Name: David P. Quint
                                Title: Chief Executive Officer


                                James Ladner

                                By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                                By:
                                   -------------------------------
                                Name: David P. Quint
                                Title: Chief Executive Officer

                            RP&C INTERNATIONAL LIMITED

                            By:
                                ----------------------------
                            Name: David P. Quint
                            Title: Chief Executive Officer

                            ENCAP ENERGY CAPITAL FUND III, L.P.

                            By: EnCap Investments L.C., General Partner

                            By: /s/ Robert L. Zorich
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: Managing Director

                            ENCAP ENERGY ACQUISITION III-B, INC.

                            By: /s/ Robert L. Zorich
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: President

                            BOCP ENERGY PARTNERS, L.P.

                            By: EnCap Investments L.C., Manager

                            By: /s/ Robert L. Zorich
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: Managing Director

                            ENERGY CAPITAL INVESTMENT COMPANY PLC

                            By: /s/ Robert L. Zorich
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: Authorized Representative

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                            BENZ ENERGY, LTD.

                            By:
                                ----------------------------
                            Name: Todd Grabois
                            Title: Vice President


                            PERRY LIMITED

                            By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                            By: /s/ David P. Quint
                                ----------------------------
                            Name: David P. Quint
                            Title: Chief Executive Officer


                            SREEDESWAR, INC.

                            By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                            By: /s/ David P. Quint
                                ----------------------------
                            Name: David P. Quint
                            Title: Chief Executive Officer


                            DALWORTH CAPITAL

                            By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                            By: /s/ David P. Quint
                                ----------------------------
                            Name: David P. Quint
                            Title: Chief Executive Officer


                            James Ladner

                            By: RP&C INTERNATIONAL LIMITED, Attorney-in-Fact

                            By: /s/ David P. Quint
                                ----------------------------
                            Name: David P. Quint
                            Title: Chief Executive Officer

                            RP&C INTERNATIONAL LIMITED

                            By: /s/ David P. Quint
                                ----------------------------
                            Name: David P. Quint
                            Title: Chief Executive Officer


                            ENCAP ENERGY CAPITAL FUND III, L.P.

                            By: EuCap Investments L.C., General Partner

                            By:
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: Managing Director


                            ENCAP ENERGY ACQUISITION III-B, INC.

                            By:
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: President


                            BOCP ENERGY PARTNERS, L.P.

                            By: EnCap Investments L.C., Manager

                            By:
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: Managing Director


                            ENERGY CAPITAL INVESTMENT COMPANY PLC

                            By:
                                ----------------------------
                            Name: Robert L. Zorich
                            Title: Authorized Representative

                                  SCHEDULE I

                  LENDER                                     LOAN AMOUNT
-----------------------------------------------            --------------
Perry Limited, a Guernsey Corporation                      $ 1,000,000.00
Sreedeswar, Inc., a Panamanian Corporation                 $   880,000.00
Dalworth Capital, a Channel Islands Corporation            $    50,000.00
James Ladner                                               $    50,000.00
RP&C International Limited                                 $   120,000.00
Energy Capital Investment Company PLC                      $   100,000.00
